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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 31, 2001



                           LASER VISION CENTERS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         1-10629                      43-1530063
 (State or other                (Commission File               (I.R.S. Employer
  jurisdiction of                    Number)                    Identification
  organization)                                                     Number)


  540 MARYVILLE CENTRE DRIVE, SUITE 200
           ST. LOUIS, MISSOURI                                     63141
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (314) 434-6900




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 2001, Laser Vision Centers, Inc., a Delaware corporation (the "Company"), completed the acquisition of substantially all of the assets and certain of the liabilities of ClearVision Laser Centers, Inc., a Nevada corporation ("ClearVision"), and its wholly-owned subsidiaries (collectively with ClearVision, the "Sellers"). The acquisition was consummated pursuant to the terms and conditions of an Asset Purchase Agreement, dated as of August 9, 2001 (the "Agreement"), by and among the Company and the Sellers.

         Pursuant to the terms of the Agreement, the Company paid an aggregate of $4,882,242 in cash and issued 2,129,085 shares of common stock of the Company to ClearVision as consideration for the purchase of the acquired assets. Of the 2,129,085 shares of common stock issued to ClearVision, an aggregate of 750,000 shares were placed in escrow pursuant to the terms of an Escrow Agreement between the Company and the Sellers as security for the payment of certain post-closing purchase price adjustments and any indemnity claims which may be owed by the Sellers to the Company under the terms of the Agreement. In connection with the consummation of the transactions contemplated by the Agreement, the Company entered into a Registration Rights Agreement with respect to the 2,129,085 shares of common stock issued to ClearVision in the transaction pursuant to which the Company agreed to register such shares under the Securities Act of 1933, as amended, upon the terms and conditions set forth in the Registration Rights Agreement.

         The purchase price paid in connection with the acquisition was determined through arms'-length negotiations among the parties to the Agreement. The funds utilized for the acquisition were obtained from borrowings through the Company's line of credit with LaSalle Bank and Heartland Bank.

        ClearVision develops and operates excimer laser centers for the correction of refractive vision disorders and provides mobile access to excimer lasers throughout the United States. The Company will use the assets acquired from ClearVision to expand its excimer laser business.

         The foregoing description is qualified in its entirety by reference to the Agreement, the Escrow Agreement and the Registration Rights Agreement, copies of which are attached as exhibits hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired. Pursuant to Item 7(a)(4) of Form 8-K, the Company will file the required financial statements of ClearVision and pro forma financial information as soon as is practicable, but not later than 60 days after the date that this report is required to be filed.

         (b) Pro forma financial information. See Item 7(a) above.

         (c) Exhibits. See Exhibit Index.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Laser Vision has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2001

                                          LASER VISION CENTERS, INC.



                                          By /s/ Robert W. May
                                          ------------------------------------
                                             Robert W. May
                                             Vice Chairman and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                         Description


   2.1 Asset Purchase Agreement, dated as of August 9, 2001, by and among Laser Vision Centers, Inc., ClearVision Laser Centers, Inc., ClearVision Laser Centers - Western, LLC, ClearVision Laser Centers - Sunshine, LLC, ClearVision Laser Centers - Peachtree, LLC, ClearVision Laser Centers - Pacific Northwest, LLC, ClearVision Laser Centers - Keystone, LLC, ClearVision Laser Centers - Chesapeake, LLC, ClearVision Laser Centers - Great Lakes, LLC and ClearVision Laser Centers - Rocky Mountain, LLC.


   2.2 Escrow Agreement, dated as of August 31, 2001, by and among Laser Vision Centers, Inc., ClearVision Laser Centers, Inc., ClearVision Laser Centers - Western, LLC, ClearVision Laser Centers - Sunshine, LLC, ClearVision Laser Centers - Peachtree, LLC, ClearVision Laser Centers - Pacific Northwest, LLC, ClearVision Laser Centers - Keystone, LLC, ClearVision Laser Centers - Chesapeake, LLC, ClearVision Laser Centers - Great Lakes, LLC, ClearVision Laser Centers - Rocky Mountain, LLC and A.G. Edwards Trust Company FSB.


   2.3 Registration Rights Agreement, dated as of August 31, 2001, by and among Laser Vision Centers, Inc. and ClearVision Laser Centers, Inc.